Prospectus supplement dated December 2, 2016
to the following prospectus(es):
America's marketFLEX Annuity, America's marketFLEX Advisor Annuity, America's marketFLEX II Annuity, and America's marketFLEX Edge Annuity prospectuses dated May 1, 2016
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
At a meeting held on November 17, 2016, the Board of Trustees of Rydex Variable Trust (the "Trust") approved a plan of liquidation (the "Plan of Liquidation") for the Guggenheim Variable Fund – CLS Global Diversified Equity Fund, Guggenheim Variable Fund – CLS Global Growth Fund and Guggenheim Variable Fund – CLS Growth and Income Fund (each, a "Fund" and collectively, the "Funds").
The Plan of Liquidation is subject to approval by the shareholders of the Funds at a shareholders’ meeting expected to be held on or about February 21, 2017. The liquidation of the Funds will occur only if the Plan of Liquidation is approved by shareholders. If approved, the liquidation of the Funds is expected to occur on or about February 24, 2017 (the "Liquidation Date").
Therefore, effective on or about February 24, 2017, any remaining account value allocated to any of the Funds will be transferred to the Nationwide Variable Insurance Trust – NVIT Money Market Fund: Class II.
PROS-0338